PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (together with all amendments, supplements and other modifications made from time to time, this "Pledge Agreement"), dated as of July 1, 1998, made by THE CHATFIELD BUSINESS TRUST, S.T. a Delaware business trust (the "Pledgor") in favor of BANK HAPOALIM B.M., a bank chartered under the laws of Israel, acting through its San Francisco Branch (the "Pledgee").


                              W I T N E S S E T H:


         WHEREAS, as a condition to the effectiveness of the Loan Agreement dated as of July 1, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), between the Pledgee, as Lender and the Pledgor, as Borrower, the Pledgor is required to execute and deliver this Pledge Agreement;

         WHEREAS, the Pledgor is a party to the Certificate A Pledge Agreement (the "Chatfield Pledge Agreement") dated as of July 1, 1998, among the Pledgor, as Pledgee, Brookdale Living Communities of Connecticut - WH, Inc. ("Brookdale"), as Pledgor, Wilmington Trust Company, as Valuation Agent and LaSalle National Bank, as Custodian, pursuant to which Brookdale pledged to the Pledgor and granted the Pledgor a first priority security interest in, inter alia, the Collateral (as hereinafter defined);

         WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

         WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial benefits from the transactions contemplated by the Loan Agreement;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

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                                                            Pledge Agreement



                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Certain Terms. Capitalized terms used but not otherwise defined in this Pledge Agreement have the respective meanings specified in the Loan Agreement; and the rules of interpretation set forth in the Loan Agreement shall apply to this Pledge Agreement.


                                   ARTICLE II

                                     PLEDGE

         SECTION 2.1 Grant of Security Interest.

         (a) The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Pledgee and hereby grants to the Pledgee a continuing security interest in, all of its right, title and interest in, to and under the following property (the "Certificate Collateral"):

                  (i)  Certificate  A, a copy of  which  is  annexed  hereto  as
         Schedule I, and any replacement Certificate A to be provided to the Pledgor in accordance with the terms of the Chatfield Pledge Agreement;

                  (ii) all payments made with respect to and all proceeds (as such term is defined in the Uniform Commercial Code as in effect in the State of California (the "U.C.C.")) of Certificate A.

         (b) The Pledgor hereby further pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Pledgee and hereby grants to the Pledgee a continuing security interest, pursuant to the Uniform Commercial Code as in effect in the State of Illinois (including Section 9-302 thereof), in all of its right, title and interest in, to and under the Collateral Account (as defined in the Chatfield Pledge Agreement) and all moneys, funds, instruments, and securities, from time to time credited to or on deposit in the Collateral Account held by the Custodian under the Chatfield Pledge Agreement the foregoing being referred to herein as the "Account Funds"). The Certificate Collateral and the Account Funds are hereinafter collectively referred to as the "Collateral".

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                                                            Pledge Agreement

         SECTION 2.2 Security for Obligations. The security interest granted by the Pledgor hereunder secures the payment and performance in full of all the Pledgor's obligations under the Loan Agreement, including, without limitation, the obligation to pay the B Loan (the "Obligations").

         SECTION 2.3 Delivery of Certificate Collateral. All certificates or instruments representing or evidencing any Certificate Collateral, shall be delivered to and held by or on behalf of the Pledgee pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank, all in form and substance satisfactory to the Pledgee.

         SECTION 2.4 Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until payment in full of all Obligations, the earlier termination of the Chatfield Pledge Agreement or the Pledgee realizes on the Collateral in accordance with
         Section 6.1,

                  (b)  be  binding   upon  the  Pledgor   and  its   successors,
transferees and assigns, and

                  (c) inure to the benefit of the Pledgee.

Upon the payment in full of all Obligations or the earlier termination of the Chatfield Pledge Agreement, the security interest granted herein shall terminate and all rights to the Collateral (including all interest or income paid in respect thereto) shall revert to the Pledgor. Upon any such termination, the Pledgee will, at the sole expense of the Pledgor, and upon written instruction of the Pledgor, deliver or cause to be delivered to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Collateral owned by the Pledgor (including all such interest or income), together with all other Collateral held by the Pledgee hereunder or held by the Custodian and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

         SECTION 2.5 Security Interest Absolute. All rights of the Pledgee and the security interests granted to the Pledgee hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of

                  (a) any lack of validity or enforceability of the Pledge Agreement or any other Operative Document (other than the Chatfield Pledge Agreement),

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                                                            Pledge Agreement

                  (b) the failure of the Pledgee to assert any claim or demand or to enforce any right or remedy against the Pledgor or any other Person under the provisions of any Operative Document or otherwise,

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of obligations the Obligations or any other extension, compromise or renewal of any Obligation,

                  (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Pledgee or otherwise,

                  (e)  any   amendment   to,   rescission,   waiver,   or  other
         modification of, or any consent to departure from, any of the terms of the any Operative Document,

                  (f) any addition, exchange, release, surrender or non-perfection of any Collateral, or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations, or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Pledgor or Pledgee or any other Person.

         SECTION 2.6 Waiver of Subrogation. The Pledgor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Pledgee or any other Person that arise from the existence, payment, performance or enforcement of the Pledgor's obligations under this Pledge Agreement or any other Operative Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy against the Pledgee or any other Person or any collateral which the Pledgee now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Pledgee or any other Person, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Pledgor in violation of the preceding sentence and the Obligations shall not have been paid in cash in full, such amount shall be deemed to have been paid to the Pledgor for the benefit of, and held in trust for, the Pledgee, and shall forthwith be paid to the Pledgee to be credited and applied upon the Obligations, whether matured or unmatured. The Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Pledge

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                                                            Pledge Agreement

Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Warranties, etc. The Pledgor represents and warrants for itself unto the Pledgee as at the date of each pledge and delivery hereunder by the Pledgor to the Pledgee of any Collateral pledged by the Pledgor pursuant to this Pledge Agreement as follows:

                  (a) Rights to Collateral. The Pledgor has all rights, title and interest in the Collateral transferred and granted to it pursuant to the terms of the Chatfield Pledge Agreement, free and clear of all Liens, security interests, options, or other charges or encumbrances, except any Lien or security interest granted pursuant hereto or pursuant to the Chatfield Pledge Agreement.

                  (b) Valid Security Interest. The delivery of the Certificate Collateral to the Pledgee and the Custodian's possession of the Account Funds on behalf of the Pledgee are effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

                  (c) Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

                           (i) for the pledge by the  Pledgor of any  Collateral
                  pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

                           (ii) for the  exercise  by the  Pledgee of any of the
                  rights provided for in this Pledge Agreement, or, except as may be required in connection with a disposition of any Collateral by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

                                                            Pledge Agreement

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1 Certain Covenants. The Pledgor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or unfulfilled:

                  (a) except as permitted by the Operative Documents, it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral owned by it (except in favor of the Pledgee hereunder);

                  (b) the Pledgor will warrant and defend the right and title herein granted unto the Pledgee in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever;

                  (c) at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral.


                                    ARTICLE V

                                   THE PLEDGEE

         SECTION 5.1 Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time upon the occurrence and during the continuance of any Loan Agreement Event of Default, to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

                                                            Pledge Agreement

                  (c) to file any claims or take any action or institute any proceedings which the Pledgee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Pledgee with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 5.2 Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.3.


                                   ARTICLE VI

                                    REMEDIES

         SECTION 6.1 Certain Remedies. If any Loan Agreement Event of Default exists:

                  (a) The Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) (with the exception of rights and remedies of a secured party regarding the Account Funds, for which the Uniform Commercial Code as in effect in the State of Illinois shall apply) and also may, without notice except as specified below, sell or redeem, as applicable, the Collateral or any part thereof (to the extent the Collateral can be used to satisfy the obligations of the Pledgor pursuant to Section 2.2 of this Pledge Agreement), for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable.

                  (b) The Pledgee may (to the extent the Collateral is necessary to satisfy the Pledgor's obligations pursuant to Section 2.2 hereof):

                           (i) transfer all or any part of the  Collateral  into
                  the name of its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the Collateral to make payment to the Pledgee of any amount due or to become due thereunder,

                                                            Pledge Agreement

                           (iii) enforce  collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings in
                  the Pledgor's name to allow collection of the Collateral,

                           (v) take control of any  proceeds of the  Collateral,
                  and

                           (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION 6.2 Securities Laws. If the Pledgee shall exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Pledgee, the Pledgor will, at its own expense do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral owned by the Pledgor or any part thereof valid and binding and in compliance with applicable law.

         SECTION 6.3 Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Pledgee from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement). Upon demand, the Pledgor will pay to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Pledgee may reasonably incur in connection with:

                  (a)  the administration of this Pledge Agreement;

                  (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                  (c)  the  exercise  or   enforcement  of  any  of  its  rights
         hereunder; or

                  (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                                            Pledge Agreement

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1 Loan Agreement. This Pledge Agreement shall (unless expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.

         SECTION 7.2 Successors, Transferees and Assigns. This Pledge Agreement shall be binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. The Pledgee may, at any time, freely assign its interest in this Pledge Agreement, the Account Funds and the Certificate A to an Institutional Lender.

         SECTION 7.3 Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.4 Protection of Collateral. The Pledgee may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Loan Agreement Event of Default) and the Pledgee may from time to time take any other action which the Pledgee reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 7.5 Addresses for Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing (including by facsimile) and directed to the address or facsimile number described in, and deemed received in accordance with the provisions of, Section
6.2 of the Loan Agreement.

         SECTION 7.6 No Waiver; Remedies. No failure on the part of the Pledgee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 7.7 Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

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                                                            Pledge Agreement

         SECTION 7.8 Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION 7.9 Governing Law. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. FOR PURPOSES OF THE CREATION AND PERFECTION OF THE SECURITY INTEREST GRANTED UNDER THIS PLEDGE AGREEMENT WITH RESPECT TO THE CERTIFICATE COLLATERAL AND ACCOUNT FUNDS, SUCH MATTERS SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA AND THE STATE OF ILLINOIS, RESPECTIVELY.

         SECTION 7.10 Waiver of Jury Trial. THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PLEDGEE ENTERING INTO THE LOAN AGREEMENT.

         SECTION 7.11 Execution in Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 7.12 Replacement of Certificate A. The parties hereto hereby agree that (a) upon receipt by the Pledgor of a replacement Certificate A in accordance with Section 9.13(b) of the Chatfield Pledge Agreement, the Pledgor shall deliver such replacement Certificate A to the Pledgee, (b) all security interests and rights granted hereunder with respect to the original Certificate A shall apply to any replacement Certificate A and (c) all references in this Pledge Agreement to the Certificate A shall include any replacement thereof in accordance with the terms hereof. Upon receipt by the Pledgee of the replacement Certificate A, the Pledgee shall transfer to the Pledgor the original Certificate A in the manner so instructed.

                                                            Pledge Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                  THE CHATFIELD BUSINESS TRUST, S.T.,
                                      as Pledgor

                                 By Wilmington Trust Company, not in its
                                     individual capacity but solely as trustee under the Trust Agreement


                                 By _____________________________
                                      Name:
                                      Title:


                                 BANK HAPOALIM B.M.,
                                     SAN FRANCISCO BRANCH, as Pledgee


                                 By _____________________________
                                     Name:
                                     Title:

ACKNOWLEDGED AND AGREED TO BY:


BROOKDALE LIVING COMMUNITIES
   OF CONNECTICUT - WH, INC.


By _____________________________
     Name:
     Title:

LASALLE NATIONAL BANK


By _____________________________
     Name:

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                                                            Pledge Agreement

     Title:

                                                             Pledge Agreement
                                                                   SCHEDULE I
                                                          TO PLEDGE AGREEMENT


                             [Copy of Certificate A]